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Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. (S) 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Environmental Elements Corporation (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Rychlak, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



         Date: June 27, 2003           /s/  Lawrence Rychlak

                                       Lawrence Rychlak
                                       Senior Vice President and Chief Financial
                                       Officer